Re: Questions 72DD1, 77DD2, 73A, 73C, 74U1, 74U2, 74V1 and 74V2

 The following funds offer Class A, Class C and Class I shares.

	Salient Risk Parity Fund
	Salient MLP & Energy Infrastructure Fund II
	Salient Alternative Beta Fund
	Salient Trend Fund
	Salient Global Equity Fund
	Salient MLP Fund

 The following fund offers Class A, Class C, Class F and Class I shares.

	Salient Broadmark Tactical Plus Fund


The following is a class breakout of the Total income dividends for which record date passed (72DD1,72DD2 and 73A) during the year ended December 31, 2015 :

			            Distributions    Distribution
Class A:			     	 (000s)         per share

Salient Risk Parity Fund       		-		-
Salient MLP & Energy
 Infrastructure Fund II			2,812		0.1659
Salient Alternative Beta Fund 		-		-
Salient Trend Fund			26		0.0821
Salient Global Equity Fund 		-		-
Salient MLP Fund			-		-
Salient Broadmark Tactical
 Plus Fund				-		-


Class C:

Salient Risk Parity Fund       		-		-
Salient MLP & Energy
 Infrastructure Fund II			892		0.0739
Salient Alternative Beta Fund 		-		-
Salient Trend Fund			3		0.0410
Salient Global Equity Fund 		-		-
Salient MLP Fund			-		-
Salient Broadmark Tactical
 Plus Fund				-		-

Class I:

Salient Risk Parity Fund       		-		-
Salient MLP & Energy
 Infrastructure Fund II			20,882		0.1958
Salient Alternative Beta Fund 		-		-
Salient Trend Fund			508 		0.1059
Salient Global Equity Fund 		-		-
Salient MLP Fund			-		-
Salient Broadmark Tactical
 Plus Fund				-		-

Class F:

Salient Broadmark Tactical
 Plus Fund				-		-


The following is a class breakout of the Total other distributions (73C) during the year ended December 31, 2015 :

Class A:					    Distribution
							per Share

Salient MLP & Energy
 Infrastructure Fund II					0.4143
Salient MLP Fund 					0.5461

Class C:

Salient MLP & Energy
 Infrastructure Fund II					0.4143
Salient MLP Fund 					0.4743

Class I:

Salient MLP & Energy
 Infrastructure Fund II					0.4143
Salient MLP Fund 					0.6050

 Within the N-SAR, the number of shares outstanding (74U1 and 74U2) presented have been combined as follows:

	 74U1  Class I shares
	 74U2  Class A shares, Class C shares and Class F shares

 The following is a class breakout of the NAV's and shares outstanding (000s) at December31, 2015:

 	 			NAV	  Shares Outstanding
   					                 (000s)

Class A:

Salient Risk Parity Fund       	7.06			738
Salient MLP & Energy
 Infrastructure Fund II		7.08			17,948
Salient Alternative Beta Fund 	-			-
Salient Trend Fund		11.25			329
Salient Global Equity Fund 	-			-
Salient MLP Fund 		-			-
Salient Broadmark Tactical
 Plus Fund			11.30			309

Class C:

Salient Risk Parity Fund       	6.84		        343
Salient MLP & Energy
 Infrastructure Fund II		7.04			11,102
Salient Alternative Beta Fund 	-			-
Salient Trend Fund		11.05			72
Salient Global Equity Fund 	-			-
Salient MLP Fund 		-			-
Salient Broadmark Tactical
 Plus Fund			11.21			4

Class I:

Salient Risk Parity Fund       	7.14			6,866
Salient MLP & Energy
 Infrastructure Fund II		7.07			97,445
Salient Alternative Beta Fund 	-			-
Salient Trend Fund		11.26			4,910
Salient Global Equity Fund 	-			-
Salient MLP Fund 		-			-
Salient Broadmark Tactical
 Plus Fund 			11.32			48

Class F:

Salient Broadmark Tactical
 Plus Fund			11.37			1,451